UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Global System Dynamics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A filed by Global System Dynamics, Inc. (the “Company”) on July 19, 2023 (the “Original Filing”), solely to change the meeting date of the Company’s Special Meeting from July 31, 2023 to August 7, 2023, and to make corresponding changes to the deadlines in the Original Filing.

Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not modify or update any other disclosures presented in the Original Filing. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Original Filing or modify or update disclosures that may have been affected by subsequent events. The Proxy Statement as corrected has been included below in full and such corrected Amendment No. 1 version will be the version sent to shareholders.

GLOBAL SYSTEM DYNAMICS, INC.

815 Walker Street

Suite 1155

Houston, TX 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2023

TO THE STOCKHOLDERS OF GLOBAL SYSTEM DYNAMICS, INC.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Global System Dynamics, Inc., which we refer to as “we,” “us,” “our,” “GSD” or the “Company,” to be held at 10 a.m. Eastern Time on August 7, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gsd/2023. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated July 27, 2023, and is first being mailed to stockholders of the Company on or about July 27, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the request of DarkPulse, Inc., a Delaware corporation (the “Sponsor”), and approval by the Company’s board of directors, the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on August 9, 2021, which we refer to as the “IPO,” up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 (the “Termination Date”) up to February 9, 2024) or such earlier date as determined by the board of directors, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The sole purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of December 14, 2022 (as it may be amended or supplemented from time to time, the “Merger Agreement”) by, between, and among us, Zilla Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GSD, and DarkPulse, Inc., a Delaware corporation (“DPLS”), which is also the Sponsor in the capacity as the representative of the stockholders of GSD. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2022.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 and, accordingly, we will not proceed with the Extension Amendment if the number of public shares subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or August 3, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account and the outstanding public shares as of the Record Date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $14,675,427 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on July 5, 2023 was $10.73 per share. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we do not consummate the Business Combination by August 9, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor owns 2,623,120 shares of Class B Common Stock (the “Class B Common Stock”) and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A common stock that were purchased from the previous sponsor of the Company on October 12, 2022.

The Sponsor is also the target for acquisition in the Merger Agreement. We are not prohibited from pursuing a business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, as the target, however, may have an interest in completing the business combination as its shareholders stand to benefit from the merger consideration under the Merger Agreement, as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including recently to extend the date of the business combination to February 9, 2023, are put to use in the business combination, and not liquidated in a winding up of our company. In addition, our Principal Executive Officer and Chief Financial Officer, before becoming an officer for our company, worked for the Sponsor as a financial consultant and was paid a monthly salary. In light of these concerns, we have obtained an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, or FINRA, that our business combination is fair to the unaffiliated stockholders of our company from a financial point of view. In the event of a liquidation, our Sponsor, and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock, the Private Placement Warrants, from any unsecured convertible loans for working capital or the promissory note issued in connection with the extension of the Business Combination to February 9, 2024.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Class A Common Stock and the Class B Common Stock, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on July 5, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, and a Business Combination with Sponsor and or another target is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with any target by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

July 27, 2023	By Order of the Board of Directors

/s/ Rick Iler
Rick Iler
Principal Executive Officer and Chief Financial Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 7, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/gsd/2023.

GLOBAL SYSTEM DYNAMICS, INC.

815 Walker Street

Suite 1155

Houston, TX 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Global System Dynamics, Inc., which we refer to as the “we,” “us,” “our,” “GSD” or the “Company,” will be held at 10 a.m. Eastern Time on August 7, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/gsd/2023. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the request of DarkPulse, Inc., a Delaware corporation (the “Sponsor”), and approval by the Company’s board of directors, the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on August 9, 2021, which we refer to as the “IPO,” up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 (the “Termination Date”) up to February 9, 2024) or such earlier date as determined by the board of directors, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The sole purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of December 14, 2022 (as it may be amended or supplemented from time to time, the “Merger Agreement”) by, between, and among us, Zilla Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GSD, and DarkPulse, Inc., a Delaware corporation (“DPLS”), the Sponsor and target in the acquisition. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November December 15, 2022.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date (August 9, 2023) to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Extension Amendment Proposal is required for the implementation of the plan of the Board, to extend the date by which the Company has to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $14,411,751 that was in the Trust Account as of March 31, 2023, or approximately $14,675,427 expected in the Trust Account at the time of the Special Meeting.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

The Sponsor owns 2,623,120 shares of Class B Common Stock (the “Class B Common Stock”) and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A common stock that were purchased from the previous sponsor of the Company on October 12, 2022.

The Sponsor is also the target for acquisition in the Merger Agreement. We are not prohibited from pursuing a business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, as the target, however, may have an interest in completing the business combination as its shareholders stand to benefit from the merger consideration under the Merger Agreement, as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including recently to extend the date of the business combination to February 9, 2023, are put to use in the business combination, and not liquidated in a winding up of our company. In addition, our Principal Executive Officer and Chief Financial Officer, before becoming an officer for our company, worked for the Sponsor as a financial consultant and was paid a monthly salary. In light of these concerns, we have obtained an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, or FINRA, that our business combination is fair to the unaffiliated stockholders of our company from a financial point of view. In the event of a liquidation, our Sponsor, and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock, the Private Placement Warrants, from any unsecured convertible loans for working capital or the promissory note issued in connection with the extension of the Business Combination to February 9, 2023.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or August 3, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account and the outstanding public shares as of the Record Date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $14,675,427 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on July 5, 2023 was $10.73. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 9, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,623,120 shares of Class B Common Stock and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A common stock, that were purchased by the Sponsor on October 12, 2022. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and a Business Combination is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account and the outstanding public shares as of the Record Date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.92. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on August 6, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated effective August 4, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on July 5, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 1,553,004 shares of Class A Common Stock and 2,623,120 shares of Class B Common Stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. Our directors and officers may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated July 27, 2023 and is first being mailed to stockholders on or about July 27, 2023.

July 27, 2023	By Order of the Board of Directors

/s/ Rick Iler
Rick Iler
Principal Executive Officer and Chief Financial Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on January 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the closing of the IPO on August 9, 2021 and the partial over-allotment exercise on August 18, 2021, $107,023,296 ($10.20 per Unit) from the net proceeds sold in the IPO and over-allotment, including a portion of the proceeds of the sale of the Private Warrants, was deposited in the Trust Account. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially November 9, 2022, but was extended to August 9, 2023, as provided in our Charter, as a result of monies deposited by our Sponsor into the Trust Account.

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter again to extend the date we have to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 (the “Termination Date”) up to February 9, 2024) in order to allow the Company more time to complete the Business Combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to consider and vote upon. The sole purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to that certain Merger Agreement, dated as of December 14, 2022, by and among us, DPLS and the other parties thereto. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC December 15, 2022.

What is being voted on?

You are being asked to vote on:

•         a proposal to amend our charter to extend, upon the request of the Sponsor and approval by the Board, the period of time for us to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 to February 9, 2024 or such earlier date as determined by the Board); and

•         a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $14,411,751 that was in the Trust Account as of March 31, 2023 or approximately $14,675,427 expected in the Trust Account at the time of the Special Meeting. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock and Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

Our charter provides that we have until August 9, 2023 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend, upon the request of the Sponsor and approval by the Board, the period of time for us to (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO, up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 to February 9, 2024) or such earlier date as determined by the Board.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with DPLS or any other target by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and a Business Combination is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

Other than the Extension Amendment Proposal, has the Company conducted any prior extensions that required an amendment and associated redemption of public shares?

Yes. On January 31, 2023, the Company filed with the Secretary of State of the State of Delaware an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a Business Combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from February 9, 2023 up to August 9, 2023) or such earlier date as determined by the board of directors.

The Company’s stockholders approved the extension amendment at a Special Meeting of stockholders of the Company on January 31, 2023, by a 75% vote of the Company’s issued and outstanding shares of Class A common stock and Class B common stock held of record as of December 21, 2022, the record date for the special meeting.

In connection with the special meeting, stockholders holding 9,149,326 public shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.39 per share, for an aggregate redemption amount of approximately $95,061,497. Following such redemptions, approximately $14,038,481 was left in trust and 1,343,154 public shares remained outstanding. The amount held in trust has increased since that time, to $14,411,751 as of March 31, 2023, with 1,343,154 public shares issued and outstanding as of the same date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination.

Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see Current Report on Form 8-K filed with the SEC December 15, 2022.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and a Business Combination is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the Extension Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before August 9, 2023. If we complete the Business Combination on or before August 9, 2023, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor is expected to vote any common stock over which it has voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor owns approximately 100% of our issued and outstanding shares of Class B Common Stock, including 2,623,120 shares of Class B Common Stock. This amounts to approximately 63% of all of the outstanding shares of common stock, including Class A Common Stock and Class B Common Stock. Sponsor does not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock or the Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?

Please refer to the section entitled “Risk Factors” more information about the risks relating to the Business Combination in the event the Extension is implemented.

If we liquidate, our public shareholders may only receive approximately $10.92 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. Please pay particular attention to the section entitled “Risk Factors” in this proxy statement for more information about the risks relating to the proposed Extension Amendment.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the common stock outstanding as of the Record Date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor as a result of their ownership of the Class B Common Stock and Private Placement Warrants.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and a Business Combination is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of common stock as of the close of business on the Record Date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•         Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•         Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 8769128#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to info@dwacspac.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Class A common stock and Class B Common Stock, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on July 5, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 1,553,004 shares of our Class A Common Stock and 2,623,120 shares of our Class B Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor owns 2,623,120 shares of Class B Common Stock and 4,298,496 Private Placement Warrants, which would expire worthless if a business combination is not consummated. Each of the shares of Class B Common Stock and the Private Placement Warrants are exercisable to purchase one share of Class A common stock and were purchased from the previous sponsor of the Company on October 12, 2022.

In the event of a liquidation, our Sponsor, and officers and directors will not receive any monies held in the Trust Account from any unsecured convertible loans for working capital or the promissory note issued in connection with the extension of the Business Combination to August 9, 2023.

In short, the Sponsor has an economic interest in achieving the Business Combination such that its investments made into our company, from its Class B Common Stock, Private Placement Warrants, working capital loans and promissory note are not lost in a liquidation.

The Sponsor is also the target for acquisition in the Merger Agreement. We are not prohibited from pursuing a business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, as the target, however, may have an interest in completing the business combination as its shareholders stand to benefit from the merger consideration under the Merger Agreement, as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including to extend the date of the business combination from November 9, 2022 to February 9, 2023, and then again from February 9, 2023 to August 9, 2023, and the working capital advances to run the business, are put to use in the business combination, and not liquidated in a winding up of our company. In addition, our Principal Executive Officer and Chief Financial Officer, before becoming an officer for our company, worked for the Sponsor as a financial consultant and was paid a monthly salary. In light of these concerns, we have obtained an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, or FINRA, that our business combination is fair to the unaffiliated stockholders of our company from a financial point of view. In the event of a liquidation, our Sponsor, and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Class B Common Stock, the Private Placement Warrants, from any advances for working capital or the promissory notes issued in connection with the extension of the Business Combination to August 9, 2023.

See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination with DPLS or any other target by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. Our directors and officers may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact us at: Global System Dynamics, Inc., info@gsdxyz.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

1

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on May 26, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on May 26, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

2

There are no assurances that the Extension will enable us to complete a business combination or any related financing.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring its Form S-4 effective, which includes our preliminary proxy statement/prospectus for the Business Combination. The Form S-4 has been filed, but has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when and if the SEC will declare the Form S-4 effective. Additional extensions past the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with DPLS.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either GSD or DPLS after August 9, 2023 (or after February 9, 2024 if extended by GSD following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand. The Company will discuss an extension of the Merger Agreement with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. However, it is possible that the parties may determine to restructure or renegotiate such arrangements in view of evolving market and regulatory conditions. Under the terms of the Merger Agreement, DPLS is not required to consummate the Business Combination if the Company does not have at least $5,000,001 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders) (the “Minimum Cash Condition”). There can be no assurance that we can meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with DPLS.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to meet the Minimum Cash Condition or to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we have already had a redemption period in connection with an extension last January 2023, and will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. Additional extensions past the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with DPLS.

3

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement, which is August 9, 2023.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which will likely not complete its business combination within 24 months after the effective date of the IPO Registration Statement. Any business combination after 24 months would not have the benefit of the safe harbor and approving the Extension means that we may need and use potentially 30 months from the IPO to complete a business combination. Given possible delays, possible amendments to the Merger Agreement, and potential restructuring of the Business Combination, we may seek a further extension, even past the Extension Date, to a date beyond 30 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

4

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, and since the Sponsor is also the target in the acquisition, it may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,623,120 shares of Class B Common Stock and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A common stock that were purchased from the previous sponsor of the Company on October 12, 2022. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The Sponsor is also the target for acquisition by our company as a result of the Merger Agreement. We are not prohibited from pursuing a business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, as the target, however, may have an interest in completing the business combination as its shareholders stand to benefit from the merger consideration as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including recently to extend the date of the business combination to August 9, 2023, as well as the working capital advances it has infused into our company, are put to use in the business combination, and not liquidated in a winding up of our company.

In addition, our Principal Executive Officer and Chief Financial Officer, before becoming an officer for our company, worked for the Sponsor as a financial consultant and was paid a monthly salary. In light of these concerns, we have obtained an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, or FINRA, that our business combination is fair to our unaffiliated shareholders from a financial point of view. Despite this, the personal and financial interests of our Sponsor may have influenced its motivation in identifying and selecting the Sponsor as target for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and the target DPLS expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and DPLS may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur a significant amount in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

5

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either GSD or DPLS after the Termination Date of August 9, 2023 and you may not have the chance to vote on the Business Combination.

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, by the mutual written consent of GSD and DPLS; (ii) by GSD, subject to certain exceptions, if any of the representations or warranties made by DPLS are not true and correct or if DPLS fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that certain conditions to the obligations of GSD could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) August 9, 2023 ; (iii) by DPLS, subject to certain exceptions, if any of the representations or warranties made by GSD are not true and correct or if GSD fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that the condition to the obligations of DPLS could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the August 9, 2023; (iv) by either GSD or DPLS, if the Closing does not occur on or prior to August 9, 2023, unless the breach of any covenants or obligations under the BCA by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the BCA; (v) by either GSD or DPLS, if (A) any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the BCA and such order or other action shall have become final and non-appealable; or (B) if the required DPLS or GSD stockholder consent is not obtained; (vi) by GSD, if (A) DPLS does not deliver, or cause to be delivered to GSD a Transaction Support Agreement duly executed by certain DPLS stockholders or (B) the DPLS stockholders meeting has been held, has concluded, the DPLS stockholders have duly voted, and the DPLS stockholder approval was not obtained; (vii) by DPLS, should GSD not have timely taken such actions as are reasonably necessary to extend the period of time for it to complete an initial business combination for an additional period of six months from February 9, 2023; provided, that it shall be the obligation of DPLS to timely make the deposit into the Trust Account in connection with such extension, and the Company shall not have a right to terminate the BCA as a result of DPLS’ failure to make such deposit; (ix) by GSD should DPLS not deposit into the Trust Account in a timely manner the funds necessary to extend the period for GSD to complete an initial business combination for an additional period of six months from February 9, 2023, in accordance with, and as required pursuant to, the BCA; and (x) by GSD should: (A) Nasdaq not approve the initial listing application for the combined company with Nasdaq in connection with the Business Combination; (B) the combined company not have satisfied all applicable initial listing requirements of Nasdaq; or (C) the common stock of the combined company not have been approved for listing on Nasdaq prior to the Closing Date.

In the period leading up to the Closing, other events may occur that, pursuant to the Merger Agreement, would require GSD to agree to amend the Merger Agreement to consent to certain actions or to waive rights that GSD is entitled to under those agreements. Such events could arise because of changes in the course of DPLS’s business, a request by DPLS to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on DPLS’s business and would entitle GSD to terminate the Merger Agreement, as applicable. In any of such circumstances, it would be in the discretion of GSD, acting through its Board, to grant its consent or waive its rights. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained.

Moreover, in the event that the Merger Agreement is terminated, or a special meeting of stockholders to approve the Business Combination is not held, you may not have the chance to vote on the Business Combination.

6

During the pendency of the Business Combination, GSD will not be able to enter into a business combination with another party because of restrictions in the Merger Agreement. Furthermore, certain provisions of the Merger Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Merger Agreement. There can be no assurance that GSD will find an alternative target if it is unable to consummate the Business Combination with DPLS.

Covenants in the Merger Agreement impede the ability of GSD to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, GSD may be at a disadvantage to its competitors during that period. In addition, while the Merger Agreement is in effect, neither GSD nor DPLS may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a merger, material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be favorable to GSD’s stockholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Merger Agreement due to the passage of time during which these provisions have remained in effect.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with the Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently August 9, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Except for franchise taxes and income taxes, the proceeds placed in the Trust Account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by us.

7

Were we considered to be a “foreign person,” we might not be able to complete an initial Business Combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial Business Combination with such business. In addition, if our potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination. Our Sponsor is a U.S. entity, and the officers and directors of our Sponsor are U.S. persons save one director who is Canadian. Our sponsor is not controlled by and does not have substantial ties with a non-U.S. person. However, if CFIUS has jurisdiction over our initial Business Combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial Business Combination could be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the value in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed in Delaware on January 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 1,553,004 shares of Class A common stock and 2,623,120 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 4,298,496 shares of Class A common stock as part of our IPO, along with an aggregate of 5,216,233 warrants (convertible into an aggregate of 9,514,729 shares of Class A common stock) underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

8

A total of $107,023,296 of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $14,411,751 was held in the Trust Account as of March 31, 2023, and approximately $14,675,427 is expected in the Trust Account at the time of the Special Meeting. The mailing address of the Company’s principal executive office is 815 Walker Street, Suite 1155, Houston, TX 77002.

DPLS Business Combination

Merger Agreement

As previously announced, we entered into the Merger Agreement on December 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC December 15, 2022.

Status of Business Combination

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, by the mutual written consent of GSD and DPLS; (ii) by GSD, subject to certain exceptions, if any of the representations or warranties made by DPLS are not true and correct or if DPLS fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that certain conditions to the obligations of GSD could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) August 9, 2023; (iii) by DPLS, subject to certain exceptions, if any of the representations or warranties made by GSD are not true and correct or if GSD fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that the condition to the obligations of DPLS could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the August 9, 2023; (iv) by either GSD or DPLS, if the Closing does not occur on or prior to August 9, 2023, unless the breach of any covenants or obligations under the BCA by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the BCA; (v) by either GSD or DPLS, if (A) any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the BCA and such order or other action shall have become final and non-appealable; or (B) if the required DPLS or GSD stockholder consent is not obtained; (vi) by GSD, if (A) DPLS does not deliver, or cause to be delivered to GSD a Transaction Support Agreement duly executed by certain DPLS stockholders or (B) the DPLS stockholders meeting has been held, has concluded, the DPLS stockholders have duly voted, and the DPLS stockholder approval was not obtained; (vii) by DPLS, should GSD not have timely taken such actions as are reasonably necessary to extend the period of time for it to complete an initial business combination for an additional period of six months from February 9, 2023; provided, that it shall be the obligation of DPLS to timely make the deposit into the Trust Account in connection with such extension, and the Company shall not have a right to terminate the BCA as a result of DPLS’ failure to make such deposit; (ix) by GSD should DPLS not deposit into the Trust Account in a timely manner the funds necessary to extend the period for GSD to complete an initial business combination for an additional period of six months from February 9, 2023, in accordance with, and as required pursuant to, the BCA; and (x) by GSD should: (A) Nasdaq not approve the initial listing application for the combined company with Nasdaq in connection with the Business Combination; (B) the combined company not have satisfied all applicable initial listing requirements of Nasdaq; or (C) the common stock of the combined company not have been approved for listing on Nasdaq prior to the Closing Date.

9

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either GSD or DPLS after August 9, 2023 (or after February 9, 2024 if extended by GSD following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand.

The Company will discuss an extension of the Merger Agreement with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. However, it is possible that the parties may determine to restructure or renegotiate such arrangements in view of evolving market and regulatory conditions. Under the terms of the Merger Agreement, DPLS is not required to consummate the Business Combination if the Company does not have at least $5,000,001 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders). There can be no assurance that we can meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with DPLS.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with DPLS or any other target by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Background

Our Company

Global System Dynamics, Inc. (fka Gladstone Acquisition Corporation) (which we refer to as "we", "us" or the "Company") is a blank check company that was incorporated in January 2021 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

While we may pursue an acquisition opportunity in any business, industry, sector or geographical location, we are focusing on industries that complement our management team’s background, and we intend to capitalize on the ability of our management team to identify and acquire a business.

Our original Sponsor was Gladstone Sponsor, LLC, and our original management had expertise in farming and agricultural sectors, including farming related operations and businesses that support the farming industry.

On October 12, 2022, however, we entered into a Purchase Agreement with Gladstone Sponsor, and DarkPulse, Inc., a Delaware corporation, pursuant to which DarkPulse, as the new Sponsor, purchased from Gladstone Sponsor 2,623,120 shares of our Class B Common Stock, and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of our Class A common stock, for an aggregate purchase price of $1,500,000 (the “Purchase Price”).

In addition to the payment of the Purchase Price, the New Sponsor also assumed the following obligations: (i) responsibility for all of Company’s public company reporting obligations, (ii) the right to provide an extension payment and extend the deadline of the Company to complete an initial business combination from 15 months from August 9, 2021 to 18 months for an additional $1,150,000, and (iii) all other obligations and liabilities of our original Sponsor related to our company.

Also on October 12, 2022, David Gladstone, Terry L. Brubaker, Paul W. Adelgren, Michela A. English, John H. Outland, Anthony W. Parker, and Walter H. Wilkinson, Jr. tendered their resignations as officers and directors of the Company, Michael Malesardi, Michael LiCalsi, Bill Frisbie and Bill Reiman resigned as officers of the Company, and Geoff Mullins, Wayne Bale, and John Bartrum were appointed as members of the board of directors of the Company. Finally, Rick Iler was appointed as Principal Executive Officer, Chief Financial Officer and Secretary of the Company.

10

Finally, on October 12, 2022, we filed with the Secretary of State of the State of Delaware an amendment to our Certificate of Incorporation to change the legal name of the Company from Gladstone Acquisition Corp. to Global Systems Dynamic, Inc. The Company’s board of directors also has adopted amended and restated By-Laws of the Company reflecting the name change.

We are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash. We will not generate any operating revenues until after the completion of our Initial Business Combination, at the earliest. We will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from our IPO, described below. To date, our efforts have been limited to organizational activities and activities related to our initial public offering as well as the search for a prospective business combination target.

On December 14, 2022, we entered into the Merger Agreement, which is disclosed in our Current Report on Form 8-K and filed with the SEC on December 15, 2022.

Capitalization, Initial Public Offering and Initial Business Combination

On January 25, 2021, the original Sponsor paid $25,000, or approximately $0.009 per share, to cover certain offering costs in consideration for 2,875,000 shares of Class B Common Stock, par value $0.0001. Up to 375,000 shares of Class B Common Stock were subject to forfeiture to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture would be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Class B Common Stock would represent 20% of the Company's issued and outstanding stock after the Company's IPO.

A registration statement for the Company's IPO was declared effective on August 4, 2021. On August 9, 2021, the Company consummated its IPO of 10,000,000 units (each, a "Unit" and collectively, the "Units") at $10.00 per Unit and the sale of 4,200,000 warrants (the "Private Warrants") at a price of $1.00 per Private Warrant in a private placement to the Sponsor that closed simultaneously with the IPO. Each Unit consists of one share of Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock" or "public shares") and one-half of one redeemable warrant (the "Public Warrants"). Each whole Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. Only whole warrants are exercisable. On August 18, 2021, the underwriters partially exercised their over-allotment option and purchased an additional 492,480 Units, generating an aggregate of gross proceeds of $4,924,800.

Simultaneously with the exercise of the underwriters' over-allotment option, the Sponsor purchased an additional 98,496 Private Warrants, generating aggregate gross proceeds of $98,496. On September 18, 2021 the underwriters' over-allotment option expired and as a result 251,880 shares of Class B Common Stock were forfeited, resulting in outstanding Class B Common Stock of 2,623,120 shares.

We have broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that we will be able to complete a Business Combination successfully. We must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) at the time of the agreement to enter into the Initial Business Combination. However, we will only complete an Initial Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

11

Following the closing of the IPO on August 9, 2021 and the partial over-allotment exercise on August 18, 2021, $107,023,296 ($10.20 per Unit) from the net proceeds sold in the IPO and over-allotment, including a portion of the proceeds of the sale of the Private Warrants, was deposited in a trust account (the "Trust Account") which is being invested only in U.S. government securities, with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, the proceeds from the IPO will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company's Business Combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation to (i) modify the substance or timing of the Company's obligation to provide for the redemption of its public stock in connection with an Initial Business Combination or to redeem 100% of its public stock if the Company does not complete its Initial Business Combination within 18 months from the closing of the IPO or (ii) with respect to any other material provisions relating to stockholders' rights or pre-Initial Business Combination activity, and (c) the redemption of the Company's public shares if the Company is unable to complete its Initial Business Combination within 18 months from the closing of the IPO, subject to applicable law.

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations).

The Deposit to Trust Account, Promissory Note and Extension to February 9, 2023

On November 2, 2022, we issued a promissory note (the “Note”) in the aggregate principal amount of $1,150,000 to our new Sponsor, in connection with the extension of the termination date for our Business Combination from November 9, 2022 to February 9, 2023.

Pursuant to the Note, the Sponsor has agreed to loan us $1,150,000 to deposit into the Trust Account. The Note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates a Business Combination, and (ii) the date that the winding up of the Company is effective. At the election of the Sponsor and subject to certain conditions, all of the unpaid principal amount of the Note may be converted into units of the Company (the “Conversion Units”) upon consummation of a Business Combination with the total Conversion Units so issued shall be equal to: (x) the portion of the principal amount of the Note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units.

This additional contribution enabled us to extend the date by which we have to complete the Business Combination for an initial three-month extension from November 9, 2022 to February 9, 2023. Such contribution effectively increased the pro rata portion of the funds available in our Trust Account in the event of the consummation of a Business Combination, liquidation, or other redemption event, by $0.11 per share.

If we complete a Business Combination, we will, at the option of the Sponsor, repay the amount loaned under the Note out of the proceeds of the Trust Account released to us or issue shares of our Class A common stock in lieu of repayment in accordance with the terms of the Note. If we do not complete a Business Combination by the Termination Date, we will not repay the amount loaned under the Note until 100% of the public shares have been redeemed and only in connection with the liquidation of our company to the extent funds are available outside of the Trust Account.

12

Special Meeting, Deposits to Trust Account, Promissory Notes and Extension to August 9, 2023

At the special meeting of stockholders held on January 31, 2023, our stockholders voted in favor of an amendment to our amended and restated certificate of incorporation, giving us the right to extend the February 9, 2023 deadline six times, as needed, for an additional one month each time by depositing into the Trust Account $0.0625 per public share remaining after redemptions in connection with the approval for each one-month extension, up to August 9, 2023. We have now extended the deadline up to August 9, 2023, by depositing into the Trust Account for the benefit of the public stockholders $83,947.13 for each one (1) month extension (or an aggregate of $503,682 since the Combination Period was extended six times).

In connection with the special meeting, stockholders holding 9,149,326 public shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.42 per share, for an aggregate redemption amount of approximately $95,356,719. Following such redemptions, approximately $14,128,405 was left in Trust and 1,343,154 public shares remain outstanding.

On February 7, 2023, March 9, 2023, April 7, 2023, May 5, 2023, June 9, 2023, and July 7, 2023, the Company issued a non-convertible promissory note in the aggregate principal amount of $503,682 ($83,947 per month) to the New Sponsor, in connection with the extension of the termination date for the Company’s initial business combination from February 9, 2023 to August 9, 2023.

Pursuant to the promissory notes, the New Sponsor has agreed to loan to the Company $503,682 to deposit into the Company’s Trust Account. The promissory notes bear no interest and are repayable in full upon the earlier of (i) the date on which the Company consummates its Initial Business Combination, and (ii) the date that the winding up of the Company is effective.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved, and we have not consummated the Business Combination by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC December 15, 2022.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

13

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until August 9, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its Business Combination.

As previously announced, we entered into the Merger Agreement on December 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We have filed with the SEC a registration statement on Form S-4 on February 14, 2023 including proxy materials in the form of a proxy statement, as amended or supplemented from time to time, for the purpose of soliciting proxies from the stockholders to vote in favor of the Business Combination Agreement and the other proposals as set forth therein at a special meeting of the stockholders of the Company and to register certain securities of the Company with the SEC.

As of the date of this Proxy Statement, the Company cannot estimate when and if the SEC will declare the Form S-4 effective. There is no assurance that the S-4 will be declared effective. Additional extensions past the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with the Target.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Class A common stock and Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond August 9, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 9, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

14

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Class B Common Stock, the Private Placement Warrants or the Note.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and a Business Combination is not consummated by August 9, 2023, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with DPLS or any other target by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $14,411,751 that was in the Trust Account as of March 31, 2023, or approximately $14,675,427 expected in the Trust Account at the time of the Special Meeting. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination, or secure an alternate financing transaction to support the Business Combination with the target, or to find an alternate target if we are unable to consummated a Business Combination with the target, may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $10.92 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 3, 2023.

15

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account and the outstanding public shares as of the Record Date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.92 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the Record Date was $10.73.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

16

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

17

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

18

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

19

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Statement Regarding Use of Trust Funds to Pay Excise Taxes

Except for franchise taxes and income taxes, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by us.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

20

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on August 7, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/gsd/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/gsd/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 8769128#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on July 5, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Class A common stock outstanding on the Record Date, including the Class B Common Stock. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the Record Date of the Special Meeting, there were 1,553,004 shares of Class A common stock and 2,623,120 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

21

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact us at: Global System Dynamics, Inc., 740-229-0829; info@gsdxyz.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Class B Common Stock, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated by August 9, 2023, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,623,120 shares of Class B Common Stock, representing approximately 63% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors and officers do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	DarkPulse is currently the owner of 2,623,120 shares of Class B Common Stock and 4,298,496 Private Placement Warrants, each of which is exercisable to purchase one share of Class A Common Stock which it purchased for $1,500,000. DarkPulse is currently the Sponsor of our Company. If an initial business combination, such as the Business Combination, is not completed by August 9, 2023, we will be required to dissolve and liquidate. In such event, the shares of Class B Common Stock currently held by DarkPulse, which were acquired from our Original Sponsor will be worthless because DarkPulse has agreed to waive its rights to any liquidation distributions.

22

•	DarkPulse has loaned us an aggregate amount of $1,552,930, with $1,049,248 in connection with the extension from November 9, 2022 to February 9, 2023, and $503,682 ($83,947 per month) from February 9, 2023 to March 9, 2023, from March 9, 2023 to April 9, 2023, from April 9, 2023 to May 9, 2023, from May 9, 2023 to June 9, 2023, from June 9, 2023 to July 9, 2023 and from July 9, 2023 to August 9, 2023 before we are required to liquidate. Pursuant to the related promissory notes, DarkPulse will only be repaid from the proceeds of our Business Combination, or if no business combination is consummated, from funds held outside the Trust Account. As a result, if GSD does not consummate an initial business combination, DarkPulse is at risk of losing the entire amount.

•	We have non-interest-bearing working capital advances due to our Sponsor in the principal amount of $$661,836 as of March 31, 2023. If GSD completes a Business Combination, the advances would be an intercompany loan between a parent and wholly owned subsidiary. In the event that a Business Combination does not close, GSD may use a portion of proceeds held outside the Trust Account to repay the working capital advances but no proceeds held in the Trust Account would be used to repay the working capital loans.

•	Our Sponsor is also the target for acquisition by us as a result of BCA. The Sponsor, as the target, has an interest in completing the Business Combination as its stockholders stand to benefit from the merger consideration as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including recently to extend the date of the business combination to August 9, 2023, as well as deposits required as a result of the Extension Amendment Proposal are put to use in the Business Combination, and not liquidated and lost in a winding up of our Company.

•	If the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account.

•	The beneficial ownership of DarkPulse’s board of directors and officers of an aggregate of 73,529 shares of DarkPulse’s Series D Preferred Stock and 100 shares of DarkPulse’s Series A Preferred Stock. The Series D Preferred Stock automatically converts into DarkPulse’s Common Stock at a ratio 1 share of preferred stock for 2 shares of common stock immediately prior to a change in control event, such as in the case of the Business Combination. The 100 shares of Series A Preferred Stock automatically converts into 25% of the Combined Company on a fully diluted basis.

•	The anticipated continuation of Dennis O’Leary, Dr. Anthony Brown, and Carl Eckel, members of DarkPulse’s board of directors, as directors of DarkPulse following the Merger and Dennis O’Leary, Joseph Catalino (currently DarkPulse’s Chief Strategy Officer) as directors of GSD following the Merger.

•	Richard J. Iler, our Principal Executive Officer and Chief Financial Officer served as a consultant to DarkPulse from July, 2022 to October, 2022.

•	The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in its stockholders’ best interest.

•	If the Business Combination is completed, Geoff Mullins, Wayne Bale, and John Bartrum will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors.

•	If the Business Combination is completed, J. Richard Iler will continue as Chief Financial Officer and will be entitled to receive compensation for serving as such in the Combined Company.

23

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until August 9, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

As previously announced, we entered into the Merger Agreement on December 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC December 15, 2022.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before August 9, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond August 9, 2023 to the Extended Date, in the event we cannot consummate the Business Combination by August 9, 2023.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

24

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond August 9, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

25

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

	Class A Common Stock(1)		Class B Common Stock(2)
Name and Address of Beneficial Owner(2)	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
DarkPulse, Inc.	—	—	2,623,120 (3)	100%
Rik Iler	—	—	—	—
John Bartrum	—	—	—	—
Geoff Mullins	—	—	—	—
Wayne Bale	—	—	—	—
All executive officers and directors as a group (4 individuals)	—	—	2,623,120	100%
Over 5% Stockholders:
Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174	597,960 (4)	38.5%	—	—
Lighthouse Investment Partners, LLC 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410	766,557 (5)	49.3%	—	—
Periscope Capital Inc. 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2	753,598 (6)	48.5%	—	—
Shaolin Capital Management LLC 7610 NE 4th Court, Suite 104 Miami FL 33138	748,264 (7)	48.1%	—	—
Weiss Asset Management LP 222 Berkeley St., 16th floor Boston, Massachusetts 02116	345,415 (8)	22.2%	—	—
Yakira Capital Management, Inc. 1555 Post Road East, Suite 202, Westport, CT 06880	132,964 (9)	8.5%	—	—
Atlas Merchant Capital SPAC Fund I LP, 477 Madison Avenue, 22nd FL New York, NY 10022	100,000 (10)	7.4%	-	-

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Percentages are determined in accordance with SEC rules and regulations and are based upon 1,553,004 shares of Class A Common Stock and 2,623,120 shares of Class B Common Stock outstanding on July 5, 2023.
(2)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 815 Walker Street, Ste. 1155 Houston, TX 77002.
(3)	Represents 2,623,120 shares of Class B Common Stock of the Company. The Class B Common Stock will automatically convert into shares of our Class A Common Stock on a one-for-one basis, subject to adjustment, at the time of our Initial Business Combination. Dennis O’Leary is the beneficial owner of DarkPulse, Inc.
(4)	Information shown is based solely on information reported by the filer on a Schedule 13G/A filed with the SEC on February 14, 2022, in which Saba Capital Management, L.P. reported that it and its related entities have shared voting and dispositive power over 597,960 shares of Class A Common Stock.
(5)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on February 14, 2023, in which Lighthouse Investment Partners, LLC reported that it and its related entities have shared voting and dispositive power over 766,557 shares of Class A Common Stock.
(6)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on February 13, 2023, in which Periscope Capital Inc. reported that it has shared voting and dispositive power over 753,598 shares of Class A Common Stock.
(7)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on February 14, 2023, in which Shaolin Capital Management LLC reported that it has sole voting and dispositive power over 748,264 shares of Class A Common Stock.
(8)	Information shown is based solely on information reported by the filer on a Schedule 13G/A filed with the SEC on February 10, 2023, in which Weiss Asset Management LP reported that it and its related entities have shared voting and dispositive power over 345,415 shares of Class A Common Stock.
(9)	Information shown is based solely on information reported by the filer on a Schedule 13G/A filed with the SEC on February 13, 2023, in which Yakira Capital Management, Inc. reported that it and its related entities have shared voting and dispositive power over 132,964 shares of Class A Common Stock.
(10)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on June 8, 2023, in which Atlas Merchant Capital SPAC Fund I LP reported that it and its related entities have shared voting and dispositive power over 100,000 shares of Class A Common Stock.

26

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the special meeting to elect directors and to vote on the business combination will occur sometime after the SEC declares our S-4 registration statement effective.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our special meeting to elect directors, assuming the meeting is held on or about December 31, 2023, notice of a nomination or proposal must be delivered to us no later than October 2, 2023 and no earlier than September 2, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before August 9, 2023, there will be no special meeting in 2023 to elect directors.

27

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at info@dwacspac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

28

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us at: Global System Dynamics, Inc., 740-229-0829; info@gsdxyz.com.

You may also obtain these documents by requesting them via e-mail from the Company at info@dwacspac.com.

If you are a stockholder of the Company and would like to request documents, please do so by August 3, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

29

ANNEX A

AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GLOBAL SYSTEM DYNAMICS, INC.

Pursuant to Section 242 of the

Delaware General Corporation Law

GLOBAL SYSTEM DYNAMICS, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Global System Dynamics, Inc. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 14, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 4, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)       Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months (or 30 months, if extended upon request by our Sponsor and through resolution of our Board, as provided in Section 9.1(c)) from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

(c)        In the event that the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination by an additional six months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account of $0.0625 per public share remaining after redemptions in connection with the approval of this Amendment for each such one-month extension until February 9, 2024, unless (i) the Closing of the Company’s initial Business Combination shall have occurred for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

IN WITNESS WHEREOF, Global System Dynamics, Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this day of [*], 2023.

GLOBAL SYSTEM DYNAMICS, INC.

By:
Name:	J. Richard Iler
Title:	Principal Executive Officer and Chief Financial Officer

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK ♦♦♦ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

GLOBAL SYSTEM DYNAMICS, INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 6, 2023.

INTERNET –
www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/gsd/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

♦ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ♦
PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.	Please mark your votes like this	☒

Proposal 1 — Extension Amendment Proposal Amend the Company’s amended and restated certificate of incorporation to extend, upon the request of DarkPulse, Inc. and approval by the Company’s Board of Directors, the period of time for the Company to complete a business combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 to February 9, 2023) or such earlier date as determined by the Board of Directors, which we refer to as the “Extension Amendment Proposal.”	FOR AGAINST ABSTAIN

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Proposal 2 — Adjournment Proposal

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”

FOR AGAINST ABSTAIN

CONTROL NUMBER

Signature__________________________Signature, if held jointly ____________________________________________Date , 2023

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

GLOBAL SYSTEM DYNAMICS, INC.

815 Walker Street

Suite 1155

Houston, TX 77002

SPECIAL MEETING OF STOCKHOLDERS

August 7, 2023

YOUR VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be held on August 7, 2023:

This notice of meeting and

the accompanying proxy statement

are available at https://www.cstproxy.com/gsd/2023

♦ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ♦

GLOBAL SYSTEM DYNAMICS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated July 27, 2023 and Proxy Statement, dated July 27, 2023, in connection with the special meeting to be held at 10 a.m. Eastern Time on August 7, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Rick Iler (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

(Continued and to be marked, dated and signed on reverse side)